EXHIBIT 99.05

Southern Company
Kilowatt-Hour Sales
(In Millions of KWHs)

		3 Months Ended March
As Reported (See Notes)	2007	2006	Change
Kilowatt-Hour Sales-
Total Sales	48,286	45,270	6.7%

Total Retail Sales-	38,040	36,821	3.3%
Residential	12,464	11,716	6.4%
Commercial	12,276	11,682	5.1%
Industrial	13,060	13,187	-1.0%
Other	240	236	1.6%

Total Wholesale Sales	10,246	8,449	21.3%

Notes

- Certain prior year data has been reclassified to conform with current year presentation.
- Information contained in this report is subject to audit and adjustments and certain classifications may be different from final results published in the Form 10-Q.